UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2010
___________

CIRCUIT CITY STORES, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-5767 (Commission File Number)	54-0493875 (I.R.S. Employer Identification No.)

4951 Lake Brook Drive, Suite 500 Glen Allen, Virginia (Address of principal executive offices)	23060 (Zip Code)

Registrant’s telephone number, including area code: (804) 290-4302

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03       Bankruptcy or Receivership.

As previously disclosed, on November 10, 2008, Circuit City Stores, Inc. (the "Registrant") and each of its wholly-owned United States and Puerto Rican subsidiaries (together, the "Debtors) filed voluntary petitions for reorganization relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of Virginia (the "Bankruptcy Court").  Since filing their petition, the Debtors have operated as debtors in possession under the jurisdiction of the Bankruptcy Court.  Additionally, as previously disclosed, on September 14, 2010, the Bankruptcy Court entered an order confirming the Second Amended Joint Plan of Liquidation of Circuit City Stores, Inc. and its Affiliated Debtors in Possession and its Official Committee of Creditors Holding General Unsecured Claims dated August 9, 2010 (the "Plan").

On November 1, 2010 (the "Effective Date"), the Debtors filed with the Bankruptcy Court executed and final versions of the Liquidating Trust Agreement and Oversight Committee Bylaws.  A copy of the Liquidating Trust Agreement and Oversight Committee Bylaws is filed hereto as Exhibit 99.1.  On the Effective Date, the Debtors' assets were transferred into a liquidating trust (the "Circuit City Stores, Inc. Liquidating Trust") and the terms of the Plan and the Liquidating Trust Agreement began to govern distributions of the Circuit City Stores, Inc. Liquidating Trust's assets to the Debtors' creditors.  Also, on the Effective Date, the Registrant was deemed dissolved under applicable state law and its shares of common stock were deemed cancelled.

The Registrant intends to file a Form 15 with the Securities and Exchange Commission to provide notice of the suspension of their reporting obligation under Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  Upon filing a Form 15, the Registrant will immediately cease filing any further periodic reports under the Exchange Act.

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On the Effective Date, the members of the Circuit City Stores, Inc. board of directors, Ronald M. Brill, Allen B. King, Don R. Kornstein and James A. Marcum, were deemed to have resigned.

Item 9.01        Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Liquidating Trust Agreement and Oversight Committee Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCUIT CITY STORES, INC.
(Registrant)

Date: November 5, 2010	By: /s/Alfred H. Siegel
Alfred H. Siegel
Liquidating Trustee

EXHIBIT INDEX

Exhibit No.	Description

99.1	Liquidating Trust Agreement and Oversight Committee Bylaws